UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-02898

Value Line US Government Money Market Fund,Inc.
(Exact name of registrant as specified in charter)

220 East 42nd  Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item I.	Reports to Stockholders.

A copy of the Semi- Annual Report to Stockholders for the period ended 6/30/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I – A N N U A L R E P O R T
	220 East 42nd Street	J u n e 3 0 , 2 0 1 0
New York, NY 10017-5891

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	Value Line U.S. Government Money Market Fund, Inc.
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

An investment in Value Line U.S. Government Money Market Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00072831

Value Line U.S. Government Money Market Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended June 30, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

For the six months ended June 30, 2010, the total return of the Value Line U.S. Government Money Market Fund was 0.01% as compared to the Lipper average taxable money market fund return of 0.01% for the same six-month period*. The Federal Reserve Board’s policy of keeping short interest rates low which began in 2009 has continued throughout this year. Consequently money market fund returns have remained consistently low in 2010 as well. As a result, similar to many other money market funds, the Adviser has continued its policy of waiving a portion of its management fee in this extremely low short-term rate environment. As of June 30, 2010, the total net assets of the Fund were $122.0 million and the average days to maturity were 45 days.

We continue to invest in the highest quality securities while looking for opportunities for yield enhancement. U.S Government, U.S. Agency obligations and other securities fully backed by the federal government and/or issued under an economic stimulus program, comprise more than 90% of holdings as of June 30, 2010. The remaining assets are invested in top tier commercial paper rated at least A-1/P-1 by S&P and Moody’s, respectively. It is expected that modest additional purchases in this sector will enhance the Fund’s returns while maintaining its current strong credit quality/low risk profile.

The Securities and Exchange Commission adopted new regulations in 2010 affecting money market funds that offer greater protections to investors. These new regulations are designed to increase the resilience of the money market funds during market disruptions, such as those that occurred in the fall of 2008, to enhance liquidity and to provide greater transparency of portfolio information. Most of these regulations require compliance by the Fund at different points in 2010.

All of us at the Adviser recognize that it has been difficult navigating the capital markets in 2010 and appreciate your confidence in us. We are working to find attractive investments that meet your Fund’s objectives in this period of low interest rates and we continue to welcome the opportunity to serve your investment needs.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Liane Rosenberg
Liane Rosenberg, Portfolio Manager

*
Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days with the intent of maintaining a constant NAV. An investment cannot be made in a Lipper average.

Value Line U.S. Government Money Market Fund, Inc.

Money Market Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved long and disruptive, ended last year to all intents and purposes, although the National Bureau of Economic Research, which assigns beginning and ending dates to such downturns, has yet to rule officially on the matter. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle in this country has been underpinned so far by a positive swing in the inventory cycle, a strengthening in business equipment spending, generally better results on the industrial and consumer fronts, and some selective signs of stability on the housing front—which remains among the weakest links in the economic recovery chain.

Going forward, the upturn should be supported by improving consumer and industrial activity, and further stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 is likely to be 3%, or so which is modestly below the historical norm of 3%-4%. The slight underperformance is traceable to lingering softness in the aforementioned housing market and the employment sector. Until those areas show more sustained strength, we may not see the materially higher levels of consumer spending needed for stronger business growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the aforementioned weakness in housing and job growth. Such prospective difficulties underscore why we expect modestly below-trend rates of GDP growth for now. Encouragingly, though, most business barometers are now either stabilizing or improving.

Meanwhile, one evolving concern, and a reason we are taking a somewhat cautious view of things at the moment, is the deterioration in the outlook across parts of Europe stemming from the proliferation of sovereign-debt worries in Greece, and to a lesser degree in Portugal, Spain, Ireland, and the United Kingdom. True, the European Union recently has fashioned a bailout package for Greece and other troubled nations in the euro zone. However, at this point, it is too soon to gauge whether these ambitious steps will be sufficient to stem the tide of concern on the Continent. It is also premature to make a determination as to whether or not Europe’s woes will have an effect along our shores. Our sense, at this point, is that our own recovery will not be seriously threatened. However, some fallout is likely, especially as the sinking euro makes our exports more costly overseas, potentially reducing a key source of our own prosperity.

Finally, inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with often sizable swings in oil and commodities being the norm, as the economy’s evolving expansion most likely continues. On average, we think prices will increase less sharply over the next year or two than they did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural—as demand for labor and materials revives. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we now think the Fed is unlikely to raise interest rates until early next year. Once it does opt to tighten, we believe it will do so gingerly. That is because the risks to the sustainability of the up cycle seem too great for the lead bank to move to a materially tighter monetary policy anytime soon—particularly given the volatility in Europe.

Value Line U.S. Government Money Market Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/10	Ending account value 6/30/10	Expenses paid during period 1/1/10 thru 6/30/10*
Actual	$1,000.00	$1,000.05	$1.39
Hypothetical (5% return before expenses)	$1,000.00	$1,023.41	$1.40

*
Expenses are equal to the Fund’s annualized expense ratio of 0.28% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.30% gross of nonrecurring legal fee reimbursement.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments (unaudited)

Principal Amount		Yield†	Maturity Date	Value
U.S. GOVERNMENT AGENCY AND GOVERNMENT SPONSORED OBLIGATIONS (77.0%)
$5,000,000	American Express Bank FSB, FDIC Guaranteed (1)	1.33%	12/9/11	$5,052,761
10,000,000	Federal Farm Credit Bank (1)	0.45	11/5/10	10,000,460
15,000,000	Federal Farm Credit Bank (1)	0.39	1/28/11	15,000,000
10,000,000	Federal Home Loan Bank Discount Notes	0.11	8/13/10	9,997,850
4,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.14	8/2/10	3,999,395
700,000	Federal Home Loan Mortgage Corporation Discount Notes	0.16	8/18/10	699,795
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.18	9/8/10	1,999,195
2,500,000	Federal National Mortgage Association Discount Notes	0.08	7/7/10	2,499,929
2,000,000	Federal National Mortgage Association Discount Notes	0.11	7/19/10	1,999,800
10,000,000	Federal National Mortgage Association Discount Notes	0.13	8/2/10	9,995,911
5,000,000	Federal National Mortgage Association Discount Notes	0.14	8/3/10	4,999,175
2,147,000	Federal National Mortgage Association Discount Notes	0.17	8/30/10	2,146,571
5,000,000	Federal National Mortgage Association Discount Notes	0.17	8/30/10	4,998,417
5,000,000	Federal National Mortgage Association Discount Notes	0.18	9/13/10	4,997,739
5,000,000	Federal National Mortgage Association Discount Notes	0.21	10/18/10	4,996,064
1,500,000	Federal National Mortgage Association Discount Notes	0.23	12/1/10	1,497,322
1,200,000	Federal National Mortgage Association Discount Notes	0.22	12/6/10	1,198,367
1,900,000	Federal National Mortgage Association Discount Notes	0.28	12/20/10	1,897,095
6,000,000	Federal National Mortgage Association Discount Notes	0.28	12/20/10	5,988,820
93,947,000	TOTAL U.S. GOVERNMENT AGENCY AND GOVERNMENT SPONSORED OBLIGATIONS (Amortized Cost $93,964,666)			93,964,666

	CERTIFICATES OF DEPOSIT (1.2%)

240,000	Ally Bank	0.90	8/27/10	240,000
240,000	American Express Centurion Bank	0.25	9/30/10	240,000
240,000	Bank Of America	0.30	9/30/10	240,000
240,000	Beal Bank	0.20	9/1/10	240,000
240,000	Firstbank Of PR	0.30	7/6/10	240,000
240,000	FirstMerit Bank	0.30	9/9/10	240,000
1,440,000	TOTAL CERTIFICATES OF DEPOSIT (Amortized Cost $1,440,000)			1,440,000

	COMMERCIAL PAPER (8.6%)

1,000,000	Coca-Cola Co.	0.26	8/17/10	999,660
1,500,000	Johnson & Johnson	0.22	7/26/10	1,499,771
2,000,000	Moodys Corp.	0.26	7/13/10	1,999,827
1,000,000	Nestle Capital Corp.	0.33	9/13/10	999,322
1,000,000	Nestle Capital Corp.	0.33	9/27/10	999,193

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

June 30, 2010

Principal Amount		Yield†	Maturity Date	Value
$2,000,000	Procter & Gamble International Funding	0.24%	7/14/10	$1,999,827
2,000,000	Sumitomo Corp. Of America	0.35	7/26/10	1,999,514
10,500,000	TOTAL COMMERCIAL PAPER (Amortized Cost $10,497,114)			10,497,114
	TOTAL INVESTMENT SECURITIES (2) (86.8%) (Cost $105,901,780)			105,901,780

	REPURCHASE AGREEMENT (13.1%)

16,000,000	With Morgan Stanley, 0.005%, dated 06/30/10, due 07/01/10, delivery value $16,000,002 (collateralized by $16,150,000 U.S. Treasury Notes 1.3750%, due 05/15/13, with a value of $16,384,680)			16,000,000
16,000,000	TOTAL REPURCHASE AGREEMENTS (Amortized Cost $16,000,000)			16,000,000
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)			133,205
	NET ASSETS (100.0%)			$122,034,985
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($122,034,985 ÷ 122,065,300 shares outstanding)			$1.00

†	The rate shown on discount securities represents the yield or rate at the end of the reporting period.
(1)	Floating rate bond. Security resets monthly. Maturity date shown is the final maturity. Rate shown is as of June 30, 2010.
(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Assets and Liabilities at June 30, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $105,901,780)	$105,901,780
Repurchase agreement (Cost - $16,000,000)	16,000,000
Cash	381,266
Receivable for capital shares sold	114,778
Prepaid expenses	16,341
Interest receivable	10,451
Total Assets	122,424,616

Liabilities:
Payable for capital shares redeemed	317,394
Dividends payable to shareholders	84
Accrued expenses:
Advisory fee	15,925
Directors’ fees and expenses	7,044
Other	49,184
Total Liabilities	389,631
Net Assets	$122,034,985
Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 122,065,300 shares)	$12,206,530
Additional paid-in capital	109,818,324
Undistributed net investment income	9,068
Accumulated net realized gain on investments	1,063
Net Assets	$122,034,985
Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations for the Six Months Ended June 30, 2010 (unaudited)

Investment Income:
Interest	$186,628
Expenses:
Advisory fee	276,989
Service and distribution plan fees	163,391
Transfer agent fees	47,908
Printing and postage	40,767
Auditing and legal fees	36,827
Registration and filing fees	17,097
Custodian fees	10,190
Insurance	8,542
Directors’ fees and expenses	6,436
Other	11,051
Total Expenses Before Custody Credits and Fees Waived	619,198
Less: Legal Fee Reimbursement	(15,563)
Less: Service and Distribution Plan Fees Waived	(163,391)
Less: Advisory Fees Waived	(260,066)
Less: Custody Credits	(93)
Net Expenses	180,085
Net Investment Income	6,543
Net Realized Gain on Investments	1,063
Net Increase in Net Assets from Operations	$7,606

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Operations:
Net investment income	$6,543	$157,192
Net realized gain on investments	1,063	232
Net increase in net assets from operations	7,606	157,424

Distributions to Shareholders:
Net investment income	(6,543)	(157,134)

Capital Share Transactions:
Proceeds from sale of shares	250,794,775	403,502,793
Proceeds from reinvestment of dividends to shareholders	6,094	155,018
	250,800,869	403,657,811
Cost of shares redeemed	(253,846,147)	(453,264,971)
Net decrease in net assets from capital share transactions	(3,045,278)	(49,607,160)
Total Decrease in Net Assets	(3,044,215)	(49,606,870)
Net Assets:
Beginning of period	125,079,200	174,686,070
End of period	$122,034,985	$125,079,200
Undistributed net investment income, at end of period	$9,068	$9,068

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Value Line U.S. Government Money Market Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

During the six months ended June 30, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line U.S. Government Money Market Fund, Inc.

June 30, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency and Government Sponsored Obligations	$0	$93,964,666	$0	$93,964,666
Certificates of Deposit	0	1,440,000	0	1,440,000
Commercial Paper	0	10,497,114	0	10,497,114
Repurchase Agreements	0	16,000,000	0	16,000,000
Total Investments in Securities	$0	$121,901,780	$0	$121,901,780

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

As of June 30, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended June 30, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(E) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders Therefore, no federal income tax provision is required.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements (unaudited)

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $15,563 in expense reimbursements from VLI.

(H) Subsequent Events: On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Directors/Trustees of the Value Line Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable Value Line mutual fund. Toward this end, a special shareholder meeting for each Value Line mutual fund will be held at which shareholders as of the record date will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. It is anticipated that in September 2010, a proxy statement describing the proposals will be sent to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest in securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Value Line U.S. Government Money Market Fund, Inc.

June 30, 2010

3.	Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares redeemed, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4.	Tax Information

At June 30, 2010, the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $121,901,780. At June 30, 2010, there was no unrealized appreciation or depreciation of investments.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $276,989 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended June 30, 2010. This was computed at an annual rate of 0.4% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries. Beginning April 8, 2009 the Adviser voluntarily agreed to waive a portion of its advisory fee. For the six months ended June 30, 2010, the fee waived amounted to $260,066.

The amount waived is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amounts may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90% and provided the amount of recoupment shall not exceed 0.10% (annualized) of the Fund’s daily average net assets on any day.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements (unaudited)

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2010, fees amounting to $163,391, before fee waivers, were accrued under the Plan. Effective May 1, 2007, 2008 and 2009, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. On March 11, 2010, with an effective date of May 1, 2010, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for a one year period. For the six month ended June 30, 2010, the fees waived amounted to $163,391. The Distributor has no right to recoup prior waivers.

For the six months ended June 30, 2010, the Fund’s expenses were reduced by $93 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 30,285,355 shares of the Fund’s capital stock, representing 24.82% of the outstanding shares at June 30, 2010. In addition, officers and directors of the Fund as a group owned 5,205 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Money Market Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.0001		0.001	0.017	0.044	0.043	0.023
Dividends from net investment income	(0.0001)		(0.001)	(0.017)	(0.044)	(0.043)	(0.023)
Change in net asset value	—		—	—	—	—	—
Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Total return	0.01	%(3)	0.08%	1.69%	4.45%	4.37%	2.28%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$122,035		$125,079	$174,686	$166,907	$196,261	$153,923
Ratio of expenses to average net assets(1)	0.95	%(4)	0.95%	0.85%	0.83%	0.86%	0.91%
Ratio of expenses to average net assets(2)	0.28	%(4)	0.44%	0.60%	0.58%	0.61%	0.90%
Ratio of net investment income to average net assets	0.01	%(4)	0.08%	1.62%	4.37%	4.30%	2.22%

(1)
Ratio reflects expenses grossed up for custody credit arrangement, waiver of service and distribution plan fees by the Distributor, waiver of a portion of the advisory fee by the Adviser and reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been unchanged for the periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor, net of the waiver of a portion of the advisory fee by the Adviser and the reimbursement of a portion of the legal fees.

(3)	Not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for the Value Line U.S. Government Money Market Fund, Inc.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line U.S. Government Money Market Fund, Inc.1 (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail money market funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail no-load money market funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load money market funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.2, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1
Effective August 19, 2009, the Fund changed its name from “The Value Line Cash Fund, Inc.” to “Value Line U.S. Government Money Market Fund, Inc.” and revised its investment policies. As a result of these changes, under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities.

2	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line U.S. Government Money Market Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.
Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2009 was below the performance of both the Performance Universe average and the Lipper Index. The Board also noted that for various periods, the Fund was effectively managed as a U.S. Government securities money market fund while its Performance Universe includes prime money market funds that invest in other types of eligible money market instruments. The Lipper Index also is not limited to U.S. Government securities. The Board noted that the other types of eligible money market instruments generally have higher yields than U.S. Government securities but that they are also subject to greater risk of default than U.S. Government securities.
The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was below that of both the Expense Group average and the Expense Universe average. The Board further noted that, given the historically low current interest rate environment, the Adviser has been voluntarily waiving a portion of its fee which had the effect of increasing the Fund’s yield, which benefited the Fund’s shareholders.
The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets for the one-year period ended April 30, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through April 30, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. As a result of this Rule 12b-1 fee waiver, the Board noted that the Fund’s total expense ratio after giving effect to the waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Value Line U.S. Government Money Market Fund, Inc.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Fund’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line U.S. Government Money Market Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital, LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer; Vice President; Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC, (formerly Fund Compliance Services, LLC (2006-present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line U.S. Government Money Market Fund, Inc.

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Value Line U.S. Government Money Market Fund, Inc.

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Value Line U.S. Government Money Market Fund, Inc.

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Value Line U.S. Government Money Market Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

	(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

		(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	August 31, 2010